UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 11, 2013
Date of Report (date of earliest event reported)

LEGEND OIL AND GAS LTD.
 (Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

1218 3rd Avenue, Suite 505
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 910-2687

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 11, 2013, Kyle Severson (“Mr. Severson”) submitted his resignation as Chief Financial Officer and Vice President of Legend Oil and Gas Ltd. (the “Company”). Mr. Severson’s resignation as Chief Financial Officer does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.

Mr. Severson will remain as an advisor to the Company.

On April 11, 2013, the Board appointed James Vandeberg (“Vandeberg”) to the position of Chief Financial Officer. Mr. Vandeberg is currently Vice President, Secretary and a director of the Company. He also served as Chief Financial Officer of the Company from May 18, 2010 to July 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2013	LEGEND OIL AND GAS LTD

	By:	/s/Marshall Diamond-Goldberg
Marshall Diamond-Goldberg President